================================================================================





                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): September 1, 1999


                             TRANSTAR HOLDINGS, L.P.
                          TRANSTAR CAPITAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                       033-73270                   13-3486874
       DELAWARE                      033-73270-1                  13-3745313
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (I.R.S. Employer
      of incorporation)                                      Identification No.)



                                 345 PARK AVENUE
                               NEW YORK, NY 10154
--------------------------------------------------------------------------------
              (Address and zip code of principal executive offices)

                                 (212) 935-2626
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

================================================================================

Item 5.  Other Events.

     On September 1, 1999, Transtar, Inc. issued a press release announcing the retirement by December 31, 1999 of Robert S. Rosati, President and Chief Executive Officer of Transtar, Inc. The full text of the press release is set forth in Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)      Exhibits

     99.1     Press release of Transtar, Inc. dated September 1, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 2, 1999


                                            TRANSTAR HOLDINGS, L.P.



                                            By: /s/ Stephen A. Schwarzman
                                               ---------------------------------
                                               Stephen A. Schwarzman
                                               Director



                                            TRANSTAR CAPITAL CORPORATION



                                            By: /s/ Stephen A. Schwarzman
                                               ---------------------------------
                                               Stephen A. Schwarzman
                                               Director